COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 3rd Quarter 2024

CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2023 Annual Report on Form 10-K, 2nd Quarter 2024 Report on Form 10- Q and the Corporation’s Current Reports on Form 8-K. 2

COMMERCE BANCSHARES

159 YEARS IN BUSINESS



142 branches and 253 ATMs across 7 states

CORE BANKING FOOTPRINT
COMMERCIAL | CONSUMER | WEALTH MANAGEMENT

St. Louis • Kansas City • Springfield
Central Missouri • Central Illinois • Wichita
Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston[1]

WEALTH MANAGEMENT OFFICES

Dallas • Houston[1] • Naples[1]

U.S. PRESENCE

Extended Market Area

Commercial Payments Services Offered in 48 states across the U.S.

[1]Locations outside the core banking footprint that accept deposits

Sources: [2]S&P Global Market Intelligence – Regulated U.S. depositories which includes commercial banks, bank holding companies, and credit unions, rankings as of 6/30/2024; [3]Includes loans held for sale; [4]Moody's Sector Profile: Banks, August 28, 2024, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 9/30/2024 unless otherwise noted.

TOTAL ASSETS
$31.5 BILLION

42ND LARGEST U.S. BANK BASED ON ASSET SIZE[2]

MARKET CAP
$7.6 BILLION

18TH LARGEST U.S. BANK BASED ON MARKET CAP[2]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$73.7 BILLION

20TH LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[2]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF JUNE 30, 2024
16.19%

3RD HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

TOTAL DEPOSITS **$25.2** BILLION

TOTAL LOANS[3] **$17.1** BILLION

$9.9 BILLION **COMMERCIAL CARD VOLUME** AS OF DECEMBER 31, 2023

16.92% **RETURN ON AVERAGE COMMON EQUITY YTD**

2ND YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

a2 **BASELINE CREDIT ASSESSMENT[4]**

TWO RATINGS ABOVE THE U.S. BANKING INDUSTRY MEDIAN RATING OF baa1

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TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 37%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $23.7 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Credit Quality Conservative risk profile drives outperformance across credit cycles Consistent Earnings and Shareholder Value Over 8% total annualized return to shareholders over the last 20 years, outperforming the annualized KBW Regional Bank Index return of 4%3 Capital Management Strong capital ratios, 56th consecutive year of common dividend increases4 Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, 1As of YTD 9/30/2024; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 9/30/2024; 3As of 9/30/2024; 4Based on 1Q2024 paid dividend 4

$138.0 million Net Income $183.8 million PPNR1 3Q2024 HIGHLIGHTS Highlights $1.07 EPS 1.80% ROAA 16.81% ROACE • Net interest income was flat compared to Q2 at $262MM. • Net interest margin declined 5 bps from Q2 to 3.50%; excluding TIPs inflation income, Q3 net interest margin of 3.49%, up 4 bps over Q2. • Total cost of deposits was flat compared to Q2 at 1.40%. • Non-interest income increased 11% over the prior year and was 38% of total revenue. • Non-interest expense increased 4% over the prior year. • Purchases of available for sale debt securities in Q3 totaled $976MM with a weighted average yield of approximately 3.87%. • Average loan growth slowed, with average loans increasing slightly by $58MM over the prior year. • Net loan charge-offs of .22% and non-accrual loans of .11%. • TCE/TA increased 65 bps over Q2 to 10.47%. Book value per share increased 10% over Q2 to $26.90. 56.31% Efficiency Ratio Well-positioned for current environment 1See the non-GAAP reconciliation on page 24 5

BALANCE SHEET HIGHLIGHTS

Quarterly Average Balances $ in millions	3Q24	3Q24 vs. 2Q24 $ Change	3Q24 vs. 2Q24 % Change	3Q24 vs. 3Q23 $ Change	3Q24 vs. 3Q23 % Change
Commercial	$10,948.1	$-169.8	-2%	$-52.0	0%
Consumer	6,077.7	21.2	0%	109.5	2%
Total Loans	$17,025.9	$-148.6	-1%	$57.6	0%
Investment Securities[1]	$9,021.6	$-140.4	-2%	$-1,468.2	-14%
Interest Earning Deposits with Banks	$2,565.2	$465.4	22%	$227.4	10%
Deposits	$24,350.7	$65.3	0%	$-1,214.9	-5%
Book Value per Share[2]	$26.90	$2.42	10%	$7.00	35%

Average Loans: Increased slightly compared to the prior year.

Investment securities: Purchased $976 million of available for sale debt securities; sold remaining Visa Class C shares.

Interest Earning Deposits with Banks: Ample levels of liquidity on balance sheet.

Average Deposits: Increased slightly compared to previous quarter.

[1]At fair value
[2]For the quarters ended September 30, 2024, June 30, 2024, and September 30, 2023

Commerce Bancshares, Inc.
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$17.7 $17.0 $17.1 $7.9 $7.3 $7.3 3Q23 2Q24 3Q24 $25.6 $24.3 $24.4 -5% $11.0 $11.1 $10.9 $6.0 $6.1 $6.1 3Q23 2Q24 3Q24 $17.0 $17.2 $17.0 BALANCE SHEET 7 Loans Consumer Loans Commercial Loans Loan Yield1 Deposits QTD Average Balances $ billions Non-Interest Bearing Interest-Bearing Deposits Interest-Bearing Deposit Cost QTD Average Balances $ billions 6.02% 6.30% 6.35% 1.76% 1.99% 2.00% +0% 1Tax equivalent yield

LOAN PORTFOLIO

Period-End Balances

$ in 000s	9/30/2024	6/30/2024	9/30/2023	QoQ	YoY
Business	$6,048,328	$6,090,724	$5,908,330	-.7%	2.4%
Construction	1,381,607	1,396,515	1,539,566	-1.1%	-10.3%
Business Real Estate	3,586,999	3,572,539	3,647,168	.4%	-1.6%
Personal Real Estate	3,043,391	3,055,182	3,024,639	-.4%	.6%
Consumer	2,108,281	2,145,609	2,125,804	-1.7%	-.8%
Revolving Home Equity	342,376	331,381	305,237	3.3%	12.2%
Consumer Credit Card	574,746	566,925	574,829	1.4%	-.0%
Overdrafts	4,272	4,190	3,753	2.0%	13.8%
Total Loans	**$17,090,000**	**$17,163,065**	**$17,129,326**	**-.4%**	**-.2%**

QTD Average Balances

$ in 000s	9/30/2024	6/30/2024	9/30/2023	QoQ	YoY
Business	$5,966,797	$5,980,364	$5,849,227	-.2%	2.0%
Construction	1,400,563	1,471,504	1,508,850	-4.8%	-7.2%
Business Real Estate	3,580,772	3,666,057	3,642,010	-2.3%	-1.7%
Personal Real Estate	3,047,563	3,044,943	2,992,500	.1%	1.8%
Consumer	2,129,483	2,127,650	2,102,281	.1%	1.3%
Revolving Home Equity	335,817	326,204	304,055	2.9%	10.4%
Consumer Credit Card	559,410	552,896	564,039	1.2%	-.8%
Overdrafts	5,460	4,856	5,341	12.4%	2.2%
Total Loans	**$17,025,865**	**$17,174,474**	**$16,968,303**	**-.9%**	**.3%**

Commerce Bancshares, Inc.
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COMMERCIAL REAL ESTATE BREAKDOWN

Real Estate - Business Loans	% of Total Loans
Owner – Occupied	7.0%
Office	3.1%
Industrial	2.7%
Retail	1.8%
Hotels	1.8%
Multi-family	1.8%
Farm	1.1%
Senior living	1.1%
Other	.6%
Total	**21.0%**

Real Estate - Business Loans
$3.6 billion



33.4%
Owner-occupied
14.6% Office
12.9%
Industrial
8.7%
Hotels
8.6%
Retail
8.6%
Multi-family
Farm 5.3%
Senior living 5.2%
Other 2.7%

Real Estate - Business Loans: Office Outstanding Balances by Geography[1]



Other Midwest States 6.8%
OH 2.3%
CO 4.7%
IL 4.9%
OK 5.8%
TX 8.9%
KS 18.0%
48.6% MO

Real Estate - Business Loans: Office Attributes
as of September 30, 2024

- TTM Net Charge-offs on Office loans: .00%
- Delinquent Office Loans: .00%
- Non-Performing Office Loans: .00%
- Criticized[2] Office Loans to Total Office Loans: 13.4%
- Weighted Average LTV of Office Loans: 65.3%[3]
- Percent of loans at floating interest rate: 72.1%

[1]Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans
[2]Critized is defined as special mention, substandard, and non-accrual loans
[3]LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans

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$152 $182 $262 $232 2Q24 $414 10 INCOME STATEMENT HIGHLIGHTS $143 $163 $249 $228 3Q23 $391 $159 $184 $262 $237 3Q24 $421 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 3Q24 Comparison 12.4%vs. 3Q23 .8%vs. 2Q24 Pre-Tax, Pre-Provision Net Revenue (PPNR) $ in millions Expenses increased 2.3% over Q2 and increased 4.2% over the prior year. Revenue increased 1.7% over Q2 and increased 7.6% over the prior year. 1See the non-GAAP reconciliation on page 24

3Q24 vs. 3Q23 3Q24 vs. 2Q24 % Change$ Change% Change$ Change3Q24$ in millions 6%$13.80%$.1$262.4Net Interest Income 11%$16.14%$6.8$159.0Non-Interest Income 4%$9.62%$5.4$237.6Non-Interest Expense 12%$20.31%$1.5$183.8Pre-Tax, Pre-Provision Net Revenue1 -10%-$.420%$.6$3.9Investment Securities Gains, Net -22%-$2.567%$3.7$9.1Provision for Credit Losses 14%$17.4-1%-$1.5$138.0Net-Income Attributable to Commerce Bancshares, Inc. 3Q24 vs. 3Q233Q23 3Q24 vs. 2Q242Q243Q24For the three months ended 16%$.920%$1.07$1.07Net Income per Common Share – Diluted 39 bps3.11%-5 bps3.55%3.50%Net Yield on Interest Earning Assets INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 24 11

NON-INTEREST INCOME HIGHLIGHTS 12 3Q24 vs. 3Q23 3Q24 vs. 2Q24 % Change$ Change% Change$ Change3Q24$ in millions 11%$5.55%$2.4$54.7Trust Fees 1%.70%.147.6Bank Card Transaction Fees 10%2.30%.125.4Deposit Account Charges and Other Fees 70%2.526%1.26.0Capital Market Fees 21%.83%.14.6Consumer Brokerage Services 16%.50%.03.4Loan Fees and Sales 29%3.920%2.817.3Other 11%$16.14%$6.8$159.0Total Non-Interest Income Trust Fees: Increase over prior year mainly due to higher private client fees. Deposit Account Charges and Other Fees: Increase compared to the prior year mainly due to higher corporate cash management fees. Capital Market Fees: Increase over the prior year mainly due to higher trading securities income. Other: Increase compared to the prior year due to gain on sales of real estate ($3.4 million), increase in fair value adjustments on deferred compensation plan ($1.8 million) and lower tax credit sales income ($1.4 million).

NON-INTEREST EXPENSE HIGHLIGHTS 13 3Q24 vs. 3Q23 3Q24 vs. 2Q24 % Change$ Change% Change$ Change3Q24$ in millions 4%$6.33%$4.0$153.1Salaries and Employee Benefits 5%1.52%.732.2Data Processing and Software -4%-.57%.913.4Net Occupancy 6%.52%.28.8Professional and other services 18%1.136%1.97.3Marketing 13%.64%.25.3Equipment 0%.07%.35.0Supplies and Communication -27%-1.124%.62.9Deposit Insurance 15%1.2-26%-3.49.6Other 4%$9.62%$5.4$237.6Total Non-Interest Expense Salaries and employee benefits: Increase compared the prior year mainly due to higher full- time salaries and incentive compensation. Deposit Insurance: Accrual adjustment of $525 thousand decreased expense for Q3 when compared to the prior year. Other: Lower than previous quarter due to $5 million contribution in Q2 to a related charitable foundation.

14 LIQUIDITY AND CAPITAL

LIQUIDITY AND CAPITAL HIGHLIGHTS 15 • $2.6B in cash at Federal Reserve Bank (FRB) at Q3. • QTD average loan to deposit ratio of 70%. • AFS debt securities portfolio duration of 4.0 years. • Investment securities purchases in Q3 totaled $976MM at a weighted average yield of approximately 3.87%. • Cash flows from maturities and paydowns of investments and resale agreements of approximately $1.7B expected over the next twelve months. – AFS debt securities of $1.6B – Securities purchased under agreements to resell of $125MM Liquidity • TCE/TA of 10.47%, an increase of 65 bps over Q2. Tier 1 leverage at 12.31%. • Purchased $44MM of common stock vs. $38MM in Q2. • AOCI loss decreased from $(808MM) at Q2 to $(577MM) at Q3. • Book value per share increased 10% over Q2 to $26.90. Capital

2020 2021 2022 4Q23 2Q24 3Q24 $2.3 $3.0 $2.8 $2.3 $2.4 $2.3 DEPOSIT BALANCE TRENDS Segment view $ in billions 16 2020 2021 2022 4Q23 2Q24 3Q24 $9.9 $12.0 $11.9 $10.6 $9.5 $9.8 2020 2021 2022 4Q23 2Q24 3Q24 $11.3 $12.8 $13.4 $12.1 $12.4 $12.3 Commercial Consumer Wealth Average Balance 4Q23 2Q24 3Q24 $12.4 $12.5 $12.3 Period EndAverage Balance Average Balance Segment balances do not include brokered deposits. 2020 through 2022 are full year average balances. 4Q23 2Q24 3Q24 $10.4 $9.4 $10.5 Period End 4Q23 2Q24 3Q24 $2.5 $2.3 $2.4 Period End

3.55% 3.45% 3.50% 3.49% Net Yield Net Yield, Excluding TIPs Inflation Income Hedging Structures: Four floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3.5% floor contract with a notional value of $500 million. The contract begins 7/2024. • 3.25% floor contract with a notional value of $500 million. The contract begins 11/2024. • 3.0% floor contract with a notional value of $500 million. The contract begins 4/2025. • 2.75% floor contract with a notional value of $500 million. The contract begins 7/2025. OPPORTUNTIES TO ENHANCE AND PROTECT NET INTEREST INCOME • Net yield on interest earning assets decreased 5 bps from Q2 to 3.50%. • Loan yield increased 5 bps over Q2 to 6.35%. • Total cost of deposits was flat compared to Q2 at 1.40%. • As of December 31, 2023, 57% of loans were variable rate. • Purchases of investment securities in Q3 totaled $976MM at a weighted average yield of approximately 3.87%. • Cash flows from maturities and paydowns of investments and resale agreements of approximately $1.7B expected over the next twelve months. 17 2Q 2024 3Q 2024 Quarterly Net Yield on Interest Earning Assets

Over 57% of total loans are variable; 65% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 40% 60% Business Total Loans: $6.0B Fixed Variable C om m er ci al 61% 39% Personal RE Total Loans: $3.0B C on su m er 100% HELOC Total Loans: $0.3B 41% 59% Business RE Total Loans: $3.7B 95% 5% Consumer Card Total Loans: $0.6B 73% 27% Consumer Total Loans: $2.1B 18 97% 3% Construction Total Loans: $1.4B Source: 2023 10-K

20% 9% 53% 16% 2% Composition of AFS Portfolio Treasury & agency Municipal MBS Asset-backed Other debt HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield Duration (yrs)Avg RateQTD – Sept. 30, 2024 3.23.40%Treasury & agency1 4.82.00%2Municipal 5.41.95%MBS 1.02.66%Asset-backed 2.32.07%Other debt 4.02.41%Total 19 Total available for sale securities Average balance: $8.7 billion, at fair value As of September 30, 2024

Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 20 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of June 30, 2024 2Period-end balances, as of September 30, 2024 3Includes loans held for sale, for the quarter ended September 30, 2024 16.2% 15.4% 14.4% 13.8% 13.5% 13.3% 13.2% 12.3% 12.1% 12.1% 12.0% 11.7% 11.7% 11.5% 11.3% 11.2% 11.1% 11.1% 10.3% 10.2% CBSH PB HOMB CFR UBSI HWC UCB CADE BOKF SSB SFNC OZK ABCB FIBK ONB PNFP UMBF FULT ASB FNB Peer Median: 12.0% Core Deposits $22.6 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits 70% Average Loan to Deposit Ratio184% 90%10% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money MarketCertificates of Deposits Commerce Peer Average

$8.2 $19.3 $18.4 $105.8 $132.2 3Q23 2Q24 3Q24 $9.8 $9.8 $9.6 $14.2 $10.2 3Q23 2Q24 3Q24 MAINTAINING STRONG CREDIT QUALITY Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $162.2 $158.6 $160.8 $303.1 $330.7 3Q23 2Q24 3Q24 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 19.8x 8.2x 8.7x 3.9x 3.6x 3Q23 2Q24 3Q24 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .05% NALs / Total Loans – Peer Average .11% .11%.44% .53% ACL / Total Loans – Peer Average .95% .92% .94% 1.29% 1.34% .23% .23% .22% .16% .16% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HWC, HOMB, ONB, OZK, PB, PNFP, SFNC, SSB, UBSI, UCB, UMBF 1As a percentage of average loans (excluding loans held for sale) 21

ALLOCATION OF ALLOWANCE 22 CECL allowances reflect the economic and market outlook September 30, 2024June 30, 2024 % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL)$ in millions .72%$ 43.7.74%$ 45.1Business .94%33.6 .90%32.2 Bus R/E 2.15%29.72.14%29.9Construction .97%$ 107.0.97%$ 107.2Commercial total .54%11.3 .52%11.1 Consumer 5.23%30.05.15%29.2Consumer CC .34%10.4.30%9.1Personal R/E .54%1.9.54%1.8Revolving H/E 3.53%.2 3.70%.2 Overdrafts .89%$ 53.8 .84%$ 51.3 Consumer total .94%$ 160.8.92%$ 158.6Allowance for credit losses on loans 1.07% 0.88% 0.90% 0.92% 0.96% 0.94% 0.95% 0.94% 0.93% 0.92% 0.94% 0.60% 0.80% 1.00% 1.20% 1.40% $100 $125 $150 $175 $200 $225 $172.4 2Q $162.8 3Q $150.0 0.99% 4Q 0.87% 1Q $138.0 2Q $143.4$139.6 $150.1 4Q $159.3 1Q $158.7 3Q 2Q $162.2 0.95% 3Q $162.4 1/1 4Q $160.5 $200.5 1Q $158.6 $134.7 2Q 3Q $160.8 1.10% 1.22% 1Q Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 202220212020 2023 2024

Quick Facts: Small Business Investment Company (SBIC) founded in 1959 Nationwide footprint with Greater Midwest Focus 34 Portfolio Companies Representing $945.9 million in Revenue Over 3,000 Employees Fair Value as of September 30, 2024: $171.0 million Investment Criteria • Manufacturing, distribution and certain service companies • Cash flow positive • Good management • Consistent financial performers • Operate in niche markets • Significant and defensible market positions • Differentiated products and services • Scalable business platforms Target Parameters • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Transaction Types Management buyouts Leveraged buyouts Succession plans Recapitalizations Corporate divestitures Investment Structures Subordinated debt Preferred stock Common stock Warrants Other Information Co-investors Majority control Target 5-7 year hold period Management participation 23

NON-GAAP RECONCILIATIONS 24 For The Three Months Ended Sept. 30, 2023June 30, 2024Sept. 30, 2024(DOLLARS IN THOUSANDS) 248,547$262,249$262,351$Net Interest IncomeA 142,949$152,244$159,025$Non-Interest IncomeB 228,010$232,214$237,600$Non-Interest ExpenseC 163,486$182,279$183,776$Pre-Provision Net Revenue (A+B-C) Pre-tax, Pre-provision Net Revenue

Contact Information: Matt Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/ 25